UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): November 14, 2005



                               GELSTAT CORPORATION
             (Exact name of registrant as specified in its charter)



          Minnesota                  0-21394                 41-1713474
(State of other jurisdiction  (Commission File No.) (IRS Employer Identification
      of incorporation)                                        Number)


            1650 West 82nd Street, Suite 1200, Bloomington, MN 55431
              (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (952) 881-4105


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.  Completion of Acquisition or Disposition of Assets

         On November 14, 2005, GelStat Corporation ("GelStat"), through a wholly-owned subsidiary, sold 12,400,000 shares of the common stock of DTLL, Inc. to an accredited investor for cash proceeds of $500,000. The sale was made in reliance upon exemptions from registration under the Securities Act of 1933, and accordingly, the shares issued to the Investors are restricted as to further transfer.

         DTLL holds an exclusive license to develop and commercialize prescription drugs based on GelStat's technology. GelStat uses its technology to develop and commercialize over-the-counter (non-prescription) medications and supplements.


                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  November 16, 2005                   GELSTAT CORPORATION



                                            By /s/ Stephen C. Roberts
                                               ----------------------
                                               Stephen C. Roberts
                                               Chief Executive Officer


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